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                                      Exhibit 23.1

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                             CONSENT OF INDEPENDENT AUDITORS

                       We consent to the use of our report dated April 3,
             1998, accompanying the financial statements of the Dean Witter Select Equity Trust, Morgan Stanley Dean Witter Competitive
             Edge Best Ideas Portfolio April 1998, included herein and to the reference to our Firm as experts under the heading
             "Auditors" in the prospectus which is a part of this registration statement.

                                                Deloitte & Touche LLP
                                                ---------------------
                                                Deloitte & Touche LLP



             April 3, 1998
             New York, New York